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                                                                   EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 17, 1999 included in Simon Property Group, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                               /s/ Arthur Andersen LLP

                               ARTHUR ANDERSEN LLP

Indianapolis, Indiana
December 23, 1999